UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2024

RYDER SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Florida	1-4364	59-0739250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2333 Ponce de Leon Blvd., Suite 700		33134
Coral Gables,	Florida	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (305) 500-3726

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	R	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Shareholders of Ryder System, Inc. (the "Company"), held on May 3, 2024, our shareholders voted as indicated below on the following proposals. All proposals other than Proposals 4 and 5 passed, and each director nominee was re-elected.

Proposal 1 - Election of eleven directors for a one-year term of office expiring at the 2025 Annual Meeting.

Nominees	For	Against	Abstain
Robert J. Eck	31,500,991	6,276,764	72,136
Robert A. Hagemann	37,626,194	151,151	72,546
Michael F. Hilton	35,544,658	2,229,171	76,062
Tamara L. Lundgren	35,943,718	1,835,628	70,545
Luis P. Nieto, Jr.	36,081,688	1,698,027	70,176
David G. Nord	37,623,380	154,738	71,773
Robert E. Sanchez	35,343,976	2,432,061	73,864
Abbie J. Smith	35,966,284	1,813,251	70,356
E. Follin Smith	35,950,626	1,824,186	75,079
Dmitri L. Stockton	37,428,141	347,888	73,862
Charles M. Swoboda	36,742,861	1,028,813	78,217
Proposal 2 - Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered certified public accounting firm for the 2024 fiscal year.

For	Against	Abstain
40,210,123	1,167,058	83,503
Proposal 3 - Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

For	Against	Abstain
36,133,058	1,608,396	108,437
Proposal 4 - To vote, on an advisory basis, on a shareholder proposal regarding managing climate risk through science-based targets and transition planning.

For	Against	Abstain
8,284,020	29,225,196	310,675
Proposal 5 - To vote, on an advisory basis, on a shareholder proposal regarding the Company's climate change strategy and related impacts on employment.

For	Against	Abstain
15,171,372	22,400,416	278,103

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2024	RYDER SYSTEM, INC. (Registrant)
	By:	/s/ Robert D.Fatovic
	Name:	Robert D. Fatovic
	Title:	Executive Vice President, Chief Legal Officer & Corporate Secretary